UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2019 (December 11, 2019)

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		717-850-0170

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of P. H. Glatfelter Company (the “Company”) amended the P. H. Glatfelter Company Supplemental Executive Retirement Plan (the “SERP”) to freeze benefit accruals for active participants under the SERP effective as of December 31, 2019 (“Frozen SERP Account”). The SERP provides supplemental retirement benefits to certain Named Executive Officers and other senior management employees of the Company.  This amendment was made in connection with the termination of the P. H. Glatfelter Retirement Plan, which was effective June 30, 2019. The SERP, as in effect prior to this amendment, is filed as an exhibit to the Company’s Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on July 30, 2019.

On December 11, 2019, the Compensation Committee also approved the adoption of the P. H. Glatfelter Company Deferred Compensation Plan (the “Deferred Compensation Plan”), effective January 1, 2020. As of January 1, 2020, each active participant’s Frozen SERP Account will be transferred to the Deferred Compensation Plan and will earn interest credits going forward. Upon separation from service with the Company, a participant’s Frozen SERP Account, plus interest, will be distributed under the Deferred Compensation Plan in the same form and at the same time as the participant’s benefit would have been distributed under the SERP.

The Deferred Compensation Plan also provides for employer contributions and, in the future, the Plan may provide for elective employee deferrals.  Under the Deferred Compensation Plan, participants will be eligible to receive annual Company contributions that such participants would have received under the P. H. Glatfelter 401(k) Savings Plan but for certain limitations imposed by the Internal Revenue Code on 401(k) plan contributions (“Company Contributions”). Unless otherwise determined by the Compensation Committee, Company Contributions under the Deferred Compensation Plan will not exceed 7% of a participant’s annual eligible compensation that is in excess of the Internal Revenue Code compensation limit for 401(k) plans.

The description of the SERP amendment and the Deferred Compensation Plan set forth above is qualified by reference to the SERP amendment and the Deferred Compensation Plan, respectively, which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

December 17, 2019	By:	/s/ Eileen L. Beck

Name: Eileen L. Beck
Title: Vice President, Global Human Resources and Administration